Exhibit 99.1

        Form of Certification Pursuant to Section 1350 of Chapter 63
                    of Title 18 of the United States Code

      I, Vahan V. Basmajian, the chief executive officer and chief financial officer of Megatech Corporation, certify that

      (i) This annual report on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

      (ii) The information contained in this annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Megatech Corporation.

                                       /s/ Vahan V. Basmajian
                                       ------------------------------------
                                       Vahan V. Basmajian
                                       Chief Executive Officer
                                       Chief Financial Officer

                                       March 7, 2003

This certification accompanies this annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.